NASDAQ: CPRX Dedicated to Making a Meaningful Difference in the Lives of Patients Suffering from Rare and Difficult to Treat Diseases January 2024 Exhibit 99.1

Safe Harbor This presentation contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are outside our control. All statements regarding our strategy, future operations, financial position, estimated revenues or losses, projected costs, prospects, plans, and objectives, other than statements of historical fact included in our filings with the U.S. Securities and Exchange Commission (“SEC”), are forward-looking statements. The language reflected in these statements only speaks as of the date that appears on the front cover of the presentation; the words “may,” “will,” “could,” “would,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. You should not place undue reliance on forward-looking statements. While we believe that we have a reasonable basis for each forward-looking statement that we make, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of future events or conditions, about which we cannot be certain. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the “Risk Factors” section of our Annual Report on Form 10-K filed with the SEC, reporting our financial position and results of operations as of and for the year ended December 31, 2022, as well as our subsequent reports filed with the SEC. In addition, market and industry statistics contained in this presentation are based on information available to us that we believe is accurate. This information is generally based on publications that are not produced for purposes of securities offerings or economic analysis. All forward-looking statements speak only as of the date that appears on the front cover of the presentation or the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the factors that could cause actual results to differ materially, even if new information becomes available in the future.

Catalyst Pharmaceuticals Commercial Excellence Strategic Portfolio Expansion Highly Qualified Leadership Team Strong Financial Position Decades of combined industry experience, with extensive expertise spanning neurology, rare disease, and new product launches Demonstrated success acquiring and integrating high-value, complimentary neurological assets to drive strong and sustained growth Positive cash flow and strong revenue growth enable continued execution against strategic priorities including neurological portfolio expansion to further drive growth Proven track record commercializing innovative, rare, and best-in-class neurological medicines A Differentiated Growth Rare Disease Company

Growing Revenues with a Diversified Portfolio Neuromuscular FIRDAPSE® - rare neuromuscular disease AGAMREE® - rare muscular dystrophy disease Epilepsy FYCOMPA® - epileptic seizures Proprietary Portfolio Epilepsy Neuromuscular Product Franchises Focus on Rare Neurological and Epileptic Disorders Proven U.S. Commercial Capabilities

Neuromuscular Franchise

FIRDAPSE: Proprietary Flagship Product FIRDAPSE® (amifampridine) Tablets 10mg Flagship product; approved in the U.S. in November 2018 Product launched - Q1 2019 Approved in people ≥6 years of age Orphan Drug Exclusivity through 2025 Strong intellectual property estate enhances durability IP protection to 2037 Total of 8 patents: 6 Listed in the Orange Book and 2 pending Only U.S. Approved Treatment for Lambert Eaton Myasthenic Syndrome (LEMS) Clinically Proven to Maintain Muscle Strength and Mobility Most Patients Respond and Remain on Treatment Orally Delivered Potassium Channel Blocker

Lambert Eaton Myasthenic Syndrome (LEMS)
A Rare Neuromuscular Autoimmune Disease

Affects Nerve-Muscle Communication



May cause:

- Weakening of upper arms and shoulders muscles
- Severe, debilitating, and progressive weakness in the upper legs and hips
- Life-threatening weakness in respiratory muscles

Most affected
Sometimes affected
Least affected

Causes Debilitating, Progressive Muscle Weakness and Fatigue



50% of people with LEMS have underlying cancer

Observed in ~3% of small cell lung cancer patients

Affects both women and men

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*O'Neill, J H, Murry, N M, Newson-Davis, J: (1988): The Lambert-Eaton myasthenic syndrome. A review of 50 cases: doi: 10.1093/brain/111.3.577

Catalyst pharmaceuticals

FIRDAPSE: U.S. LEMS Market Opportunity

Significant Unmet Need

Affects ˜3,600 - 5,600 people (U.S.)[1]

>**1,100** LEMS-diagnosed patients ever **treated** with FIRDAPSE [2]

> **2,900 LEMS** **undiagnosed** patients

˜**800** LEMS patients **diagnosed but not yet treated** with FIRDAPSE

Multiple Growth Drivers

Expanded educational programs to SCLC LEMS HCP's

100mg label expansion – assigned PDUFA date of June 4, 2024

Seek to expand global footprint



Making A Meaningful Difference In Patients' Lives

[1] *Lambert Eaton Myasthenic Syndrome is Underrecognized in Small Cell Lung Cancer: An Analysis of Real-World Data*; presented IASLC 2023 World Conference on Lung Cancer; authors: David Morrell, Benjamin Drapkin, Guy Shechter, Regina Grebla; [2] Includes 225 patients now deceased

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FIRDAPSE: Small Cell Lung Cancer Tumor LEMS

Represents a Significant Growth Opportunity

Patient prevalence Lung Cancer

Small Cell Lung Cancer (SCLC)
(10% - 15% of Lung Cancer – midpoint 12.5%)

Lambert Eaton Myasthenic Syndrome SCLC patients
(˜3% of SCLC)


400,000
50,000
1,500

- Many SCLC LEMS patients are undiagnosed with LEMS and are being treated by oncologists
- Oncologists typically refer SCLC patients diagnosed with LEMS to neurologists or neuromuscular specialists
- **~ 1,000 new potential** SCLC LEMS patients each year (*includes diagnosed and undiagnosed*)

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Catalyst pharmaceuticals

FIRDAPSE: Expanding the Global Reach Global Expansion Initiatives Underway Canada Japan *DyDo, our partner in Japan, has submitted their NDA for FIRDAPSE (amifampridine) to the Pharmaceuticals and Medical Devices Agency (“PMDA”). Upon acceptance of the submission of the NDA for FIRDAPSE in Japan, our territorial rights to develop and market FIRDAPSE under the license agreement with SERB will expand to include key markets in Asia, as well as in Central and South America.

AGAMREE: Novel Corticosteroid

Treatment for Duchenne Muscular Dystrophy (DMD)

aGamree®
(vamorolone) oral suspension 40mg/mL

Designations:
Orphan Drug
Rare Pediatric Disease

Potential to Deliver Meaningful Near & Long-term Value, Adding to Continued Growth Momentum

Approved in the U.S. for treatment in DMD patients ≥ 2yrs - October 2023

May increase ambulation duration and mobility, improving QoL

Product launch expected in Q1 2024

Optimize neuromuscular franchise capabilities with minimal expansion

Comprehensive Patient Assistance Program available upon launch

Orphan drug designation offers 7 years of market exclusivity

Pending patents out to 2040

Acquired North America License from Santhera Pharmaceuticals, July 2023. North American territories consist of the U.S., Canada, and Mexico
†Santhera Pharmaceuticals to commercialize in European Union. Germany launch expected 1Q 2024.

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Catalyst pharmaceuticals

AGAMREE: Addresses Need for Tolerable Steroid

Steroids are the Backbone of DMD Therapy

AGAMREE - Compelling Safety Profile

In Clinical Studies, Demonstrated[1]

Proven efficacy, tolerability, safety, and ease of use

Equivalent efficacy to prednisone

Potential of significant reduction of steroid associated side effect burden when compared with another corticosteroid, with benefits for:

- Bone Health
- Growth
- Behavior

U.S. DMD patient prevalence: ~ 11,000 to 13,000

DMD diagnosis rate; typically occurs at ages 2 - 5 years

DMD patients treated with corticosteroids at some point

Currently treated DMD patients receive concomitant steroid treatment


~95%
~90%
~70%

[1]Guglieri M et al (2022). JAMA Neurol. 2022;79(10):1005-1014.doi:10.1001/jamaneurol.2022.2480; Mah JK et al (2022). JAMA NetwOpen.2022; e2144178.doi:10.1001/jamanetworkopen.2021.44178.; Guglieri M et al (2022) JAMA. doi:10.1001/jama.2022.4315;Heier CR et al (2019); Life Science Alliance DOI: 10.26508; Liu X et al (2020). Proc Natl Acad Sci USA 117:24285-24293

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Catalyst pharmaceuticals

Epilepsy Franchise

Established, First-in-Class Commercial Epilepsy Asset FYCOMPA® (perampanel) CIII Synergistic Neurology Expansion Acquired U.S. rights in January 2023 Franchise teams fully engaged - May 2023 Franchise physician call points overlap - 45% Compelling product net revenue contribution Seek to expand into rare epilepsy or other neuroscience adjacencies

FYCOMPA: Broad Spectrum Efficacy Only Non-Competitive AMPA Receptor Antagonist Simple once-a-day dosing Long half-life, relieving the anxiety of breakthrough seizures if a dose is missed >70% retention rate for adult patients Seizure-freedom rate is ˜ 72% when used adjunctively Patent exclusivity until at least May 2025 FYCOMPA has been designated in the U.S. as a federally-controlled substance (CIII). For Full Prescribing Information, including Boxed WARNING for FYCOMPA®, please visit www.fycompa.com. Well-tolerated, minimal drug-to-drug interactions, and no contraindications

FYCOMPA: Significant Market Opportunity

Epilepsy - High Unmet Medical Need

Epilepsy is 4th most common neurological disorder after migraine, stroke and Alzheimer's disease[1]

- ~3.4M patients in the U.S. with active epilepsy and ~470K children[2]
- ~150,000 new patients per year in U.S.[3]
- ~30 - 40% of all people with epilepsy still fail to respond to treatment despite the availability of a wide variety of anti-seizure medications

Evolving into a precision medicine composed of a variety of well-defined rare epilepsies of genetic origin

Fycompa™



[1]England MJ, Liverman CT, Schultz AM, Strawbridge LM, eds. Epilepsy Across the Spectrum: Promoting Health and Understanding. Washington, DC: National Academies Press (US); 2012. [2]CDC Epilepsy Data and Statistics; Epilepsy Prevalence in the US (data as of 2015); [3]Examining the Economic Impact and Implications of Epilepsy, AJMC (US); 2020

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Catalyst pharmaceuticals

Catalyst Pipeline

*FIRDAPSE is currently approved in the U.S. for the treatment of LEMS in patients 6 years of age and older

Corporate Highlights

Sustained Product Portfolio Growth Demonstrated Commercial Execution 3Q 22 vs 3Q 23 Net Revenue Performance Q3 22 Q3 23 Q3 22 Q3 23 Q3 22 Q3 23

Q3 2023 Financial Highlights FY 2023 Total Revenue of Between $390M - $395M * Non-GAAP net income excludes from the calculation of net income (i) the expense associated with non-cash stock-based compensation, (ii) non-cash depreciation expense, (iii) non-cash amortization of intangible assets expense, (iv) the provision (benefit) for income taxes and (v) acquired in-process research & development costs. Non-GAAP financial measures are provided as additional information and not as an alternative to Catalyst’s financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP). These non-GAAP financial measures are intended to enhance an overall understanding of Catalyst’s current financial performance. For the Three Months Ended September 30th 2023 2022 % Change     Total Net Product Revenues $102,617 $57,173 79.5% FIRDAPSE Net Product Revenues $66,224 $57,173 15.8% FYCOMPA Net Product Revenues $36,393 N/A N/A     GAAP Net Income (Loss) $(30,764) $22,748 (235.2)% Non-GAAP Net Income * $55,870  $28,615 95.2%     GAAP Net Income (Loss) Per Share – Diluted $(0.29) $0.20 (242.1)% Non-GAAP Net Income Per Share – Diluted* $  0.49 $0.26 88.5%

Underscores Successful Execution (In $ Millions) FY Dec-19 FY Dec-20 FY Dec-21 Cash & Cash Equivalents 55.2 130.0 171.1 Firdapse 100.8 117.6 138.2 Revenue 101.6 118.3 140.7 Strong Financial Position   (In Millions) Q3 23 Results Cash Position as of Sept 30, 2023 $121.0 Total Revenues for the three months ended Sept 30, 2023 $102.7 Total Revenue Growth compared to Q3 2022 79.4% Net Product Revenue Growth Increase FIRDAPSE 2023 YTD, as of Sept 30, 2023 23.1% FYCOMPA compared to Q2 2023 5.2%

Continued Drivers to Deliver Long-Term Value 2023 Accomplishments Anticipated 2024 Milestones Launched inaugural ESG report Continue to pursue synergistic rare CNS opportunities Appointed new CEO and CFO effective 2024 Expanded focus to SCLC patients comorbid with LEMS Pursuing global expansion of FIRDAPSE as a treatment for LEMS sNDA for 100mg maximum daily dose accepted June 4, 2024: assigned U.S. PDUFA date NDA submission in Japan complete Approximately 10-month PMDA review period in Japan: Submitted by partner DyDo Pharma Received two new patent allowances Q1 2024: Expect patents to be listed in Orange Book Received FDA approval Q1 2024: Expect U.S. commercial launch Completed U.S. commercial and MSL team integration

Strategic Growth Initiatives Expand Commercial Footprint Invest in Portfolio Diversification Expand Portfolio in Rare & Orphan Diseases Explore commercial add-on assets both in the U.S. and globally Synergistic expertise to foster innovations Harness operational capabilities and industry expertise Strong balance sheet reinforces delivering attractive opportunities Well-positioned to achieve long-term growth Seek partnerships to accelerate growth into new therapeutic areas and global markets focused on rare neurological and epileptic disease opportunities Geographical expansion of our portfolio products Building on the Momentum

NASDAQ: CPRX *Market Cap as of Dec 28, 2023

NASDAQ: CPRX